June 15, 2017

Marcum MicroCap Conference

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

A Leader in a Fragmented Calibration & Laboratory Instrument Service Market

Value-Added Distributor of Test, Measurement & Control Instrumentation

- ✓ Service segment is our primary growth engine
- ✓ Achieved critical revenue mass in the Service segment
- ✓ Long-term operating earnings to grow faster than revenue
- ✓ Distribution segment gaining traction through diversification
- ✓ Strong leadership in place to drive TRNS to next level

Market Capitalization	$84.2 Million	Common Shares Outstanding		7.0 Million
52-Week Price Range	$8.26- $14.05	Ownership:	Institutions	56%
			Insiders	6%
Average Volume (3 mo.)	7,800	Adjusted EBITDA* (FY17)		$14.5 Million
Recent Price	$11.95	EPS (FY17)		$0.64

Market data as of June 9, 2017 [Source: Bloomberg, including intra-day pricing]; ownership as of most recent filing
** See supplemental slides for a description of this non-GAAP measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA*

Two Complementary Segments

Service

- Double-digit growth
- Recurring revenue stream
- Strong operating leverage
- Driven by regulation

Distribution

- New test equipment
- Rentals
- Used equipment
- Strong cash generation

FY 2017 Revenue: $143.9M
(Service 49%, Distribution 51%)

- ✓ Unique value proposition
- ✓ Leverage between segments

Taking Market Share

$1.0 Billion Addressable Calibration Services Market[1]


25%
OEMs
40%
3rd Party Service Providers
35%
In-house Laboratories

#2 in Market Share by Revenue for 3rd Party Service Providers[2]


22%
20%
Transcat 18%
19%
10%
11%
Tektronix
Transcat
Trescal
SIMCO Electronics
Regionals *($5mm-$15mm)*
Others *(highly fragmented; $500k-$5mm)*

[1] Estimated Addressable North American Calibration Market
[2] Percentage of Revenue (North America), Company estimates

Unique Service Value Proposition

22 Locations to Serve Customers in the U.S., Canada and Puerto Rico

Flexible Service Delivery Options:

- Permanent on-site
- Periodic on-site
- Mobile
- In-house
- Pickup & Delivery


Portland
Ottawa
Montreal
Toronto
Rochester
Boston
Milwaukee
Pittsburgh
Harrisburg
Philadelphia
Ft. Wayne
Dayton
Denver
Los Angeles
Irvine
San Diego
Phoenix
St. Louis
Nashville
Charlotte
Houston
San Juan
Map Legend
Headquarters
Calibration Labs

Broad and Diverse Blue Chip Customer Base

Percentage of Service Revenue*


Other
18%
Aerospace & Defense
5%
Chemical
6%
Energy/Utilities
7%
Industrial
21%
Life Science /
FDA-regulated
43%

DU PONT | United Technologies | EXXON | MERCK | Johnson & Johnson

** Company estimates*

Full Suite of Products and Services

Unique Among Competition


New Instrument Calibration
Calibration Services
Validation & Laboratory Services
Product Distribution and Rental (New & Used Equipment)
Superior Quality

Serve an expanded Life Science market

Mission critical services

Financial Results

TRANSCAT® Trust in every measure

Record Consolidated Results

($ in millions)


Consolidated Revenue
6% CAGR*
$112.3
$118.5
$123.6
$122.2
$143.9
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
Consolidated Operating Income
8% CAGR*
$5.9
$6.7
$6.8
$6.3
$7.9
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
Distribution
Service

*FY 2013 – FY 2017

Service Segment Continues to Deliver

($ in millions)


Service Revenue
$40.7
$48.2
$51.8
$59.2
$71.1
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017


Service Operating Income & Margin
$1.3
3.2%
$2.4
4.9%
$3.7
7.1%
$4.2
7.0%
$4.8
6.7%
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017

Solid organic revenue growth and acquisitions drove segment

32 consecutive quarters of YOY revenue growth

Revenue: +20% *(FY17 vs FY16)*
+15% *(4-year CAGR)*

Operating margin affected by higher internal G&A expense allocation of $0.5M in FY 2017 (70 bps impact)

Distribution Sales Up Double Digits

($ in millions)


Distribution Sales
$71.6
$70.3
$71.8
$63.0
$72.8
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017


Distribution Operating Income & Margin
$4.6
$4.3
$3.1
$2.1
$3.2
6.5%
6.2%
4.3%
3.4%
4.3%
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017

Diversification strategy drives 16% sales growth

- Incremental Excalibur sales
- Expansion of used equipment and rental business
- Organic growth: alternative energy industry

Operating margin expansion

- Higher volume
- High-margin rentals
- Cost control
- Decreased G&A allocation (favorable 80 bps impact)

Strong Cash Generation and Bottom-Line

($ in millions)

Adjusted EBITDA[1]



$8.9
$3.1
$5.8
$10.0
$4.6
$5.4
$10.3
$6.1
$4.1
$10.6
$7.5
$3.1
$14.5
$9.6
$4.9
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
Distribution
Service

Net Income



$3.7
$4.0
$4.0
$4.1
$4.5
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017

EPS	**$0.49**	**$0.54**	**$0.57**	**$0.58**	**$0.64**

+38% Consolidated Adjusted EBITDA

- +28% Service
- +60% Distribution

Margin expanded 150 bps to 10.1%

Net income: +5% CAGR

Expect tax rate to range between 34% and 36% in fiscal 2018[2]

[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.

[2] FY 2018 tax rate guidance provided as of May 16, 2017

CAGR calculated FY 2013 – FY 2017

All figures are rounded to the nearest million; therefore, totals shown in graphs may not equal the sum of the segments.

Financial Flexibility Supports Growth Strategy

($ in millions)



Total Debt
$8.0
$7.6
$12.2
$19.1
$27.3
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017

Acquisitions

$13.9 million in FY16

$7.0 million in FY17

Strong cash generation of $7.5M in FY17

$11.4 million available on credit facility as of March 25, 2017

Total debt to TTM Adjusted EBITDA 1.88x



Debt to Total Capitalization
20.2%
20.2%
26.2%
32.9%
38.6%
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017



Capital Expenditures
$2.7
$2.0
$3.5
$4.1
$5.3
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017

Generating Cash to Drive Key Investments

FY 2009 (start of acquisition strategy) to FY 2017


($ in millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$0.2
$29.5
$24.7
$27.4
$2.1
($23.0)
($50.6)
($9.3)
$0.8
FY2009 Cash & Investments, Net
Net Income
D&A and Working Capital Change
Financing/Other
FX Effect
Capital Expenditures
Business Acquisitions
Repurchase of Common Stock (largely in FY 2014)
FY 2017 Cash & Investments, Net
Sources of Cash
Uses of Cash

Growth Strategy and Outlook

TRANSCAT Trust in every measure

Diversification Driving Distribution

Why the pivot in strategy?

Great synergies between Distribution and Service segments

Leverage of current infrastructure

Higher gross margins on used and rental equipment

Well indexed web domain

Differentiation through "value add"


New Instrument Sales
Then
Lead Generation for Service Business
Used Equipment Sales
Rental of Test Instruments
New Instrument Sales
Now

Drive Double-Digit Service Growth

"Operational Excellence"

Dominate our local markets with integrated sales/ operations focus

Take market share from 3rd party providers and OEMs

Capture outsourcing of internal labs

Continually enhancing our C3 Asset Management software (web-based customer portal)


Organic Growth Strategy
Acquisition Strategy

Geographic expansion

Increased capabilities and expertise

Bolt-on/leverage infrastructure

Sweet spot = revenue of $500K - $5M

Pay 4-6x EBITDA with 15% IRR threshold

Executing Acquisition Strategy


Westcon
FY 2009
FY 2010
United Scale and Engineering
ACA Tmetrix
FY 2011
Wind Turbine Tools
CMC Instrument Services
FY 2012
Newark Calibration Services
Anacor Compliance Services
FY 2013
Cal-Matrix Metrology
Ulrich Metrology
FY 2015
Apex Metrology Solutions
Calibration Technologies
Spectrum Technologies
FY 2016
Anmar Metrology
Dispersion Laboratory
Excalibur Engineering
FY 2017

Recent Acquisition Drivers

	Geographic Expansion	*Increased Capabilities and Expertise*	*Leveraged Infrastructure*
Excalibur Engineering	✓	✓	✓
Dispersion Laboratory		✓	✓
Spectrum Technologies	✓	✓	
Anmar Metrology	✓		
Calibration Technologies		✓	

Outlook* -- Strong Momentum

Continued emphasis on improving Operational Excellence

Improve customer experiences, expand organic growth potential, and strengthen our acquisition integration process

Fortifying structure with technology, people and processes

Expect solid organic growth in the Service segment

Optimistic Distribution segment performance will continue

Remain selective and disciplined in acquisition and investment approach

FY 2018 CapEx spend of $6.0 million to $6.5 million

Incremental spending planned for IT infrastructure to drive operational excellence and for customer-opportunity driven Service capabilities; Maintenance CapEx of $1M to $1.5M

Long-term Objectives *(within 3-4 years)*

$175 million to $200 million revenue

Continued improvement in margin leverage as revenue grows

** Outlook provided as of May 16, 2017*

June 15, 2017

Marcum MicroCap Conference

TRANSCAT®
Trust in every measure

Supplemental Information

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017
Net Income	$ 3,704	$ 3,984	$ 4,026	$ 4,124	$ 4,522
+ Interest	117	130	234	247	719
+ Other Expense / (Income)	111	129	111	48	51
+ Tax Provision	2,014	2,462	2,397	1,883	2,642
Operating Income	$ 5,946	$ 6,705	$ 6,768	$ 6,302	$ 7,934
+ Depreciation & Amortization	2,702	2,945	3,090	3,946	6,184
+ Other (Expense) / Income	(111)	(129)	(111)	(48)	(51)
+ Noncash Stock Comp	343	527	507	359	453
Adjusted EBITDA	**$ 8,880**	**$ 10,048**	**$ 10,254**	**$ 10,559**	**$ 14,520**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017
Service Operating Income (loss)	$ 1,311	$ 2,379	$ 3,693	$ 4,155	$ 4,769
+Depreciation & Amortization	1,740	2,144	2,362	3,216	4,660
+Other (Expense) / Income	(84)	(141)	(138)	(64)	(55)
+Noncash Stock Comp	150	230	224	171	217
Service Adjusted EBITDA	$ 3,117	$ 4,612	$ 6,141	$ 7,478	$ 9,591
Distribution Operating Income	$ 4,635	$ 4,326	$ 3,075	$ 2,147	$ 3,165
+Depreciation & Amortization	962	801	728	730	1,524
+Other (Expense) / Income	(27)	12	27	16	4
+Noncash Stock Comp	193	297	283	188	236
Distribution Adjusted EBITDA	$ 5,763	$ 5,436	$ 4,113	$ 3,081	$ 4,929
Service	$ 3,117	$ 4,612	$ 6,141	$ 7,478	$ 9,591
Distribution	$ 5,763	$ 5,436	$ 4,113	$ 3,081	$ 4,929
Total Adjusted EBITDA	**$ 8,880**	**$ 10,048**	**$ 10,254**	**$ 10,559**	**$ 14,520**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Seasoned Executive Team Driving Growth

Lee D. Rudow
President and Chief Executive Officer

- More than 31 years of industry experience
- Demonstrated growth record
- Joined Transcat in 2011

Ben Hawley
Vice President of Operational Excellence

- 30 years of senior leadership in business process re-engineering and enterprise quality assurance
- Joined Transcat in January 2017

Rob A. Flack
Vice President of Service Sales & Operations

- 18 Years in Service Segment; previously with Davis Calibration and Tektronix
- Joined Transcat in 2014

Jennifer J. Nelson
Vice President of Human Resources

- More than 17 years of comprehensive HR experience
- Joined Transcat in 2012

Mike W. West
Vice President of Inside Sales & Marketing

- Provided services on a consulting basis for several years prior to joining Transcat
- Joined Transcat in 2014

Michael J. Tschiderer
Chief Financial Officer

- Public company, PE and VC experience
- Joined Transcat in 2015